UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2003
(Date of earliest event reported)

MICROS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

MARYLAND	000-09993	52-1101488
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 443-285-6000

Item 5.             Other Events.

The Registrant’s press release dated April 30, 2003, regarding its financial results for the three- and nine-month periods ended March 31, 2003, is Exhibit 99.1 of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003

MICROS Systems, Inc.
(Registrant)

	By:	/s/ Gary C. Kaufman
Gary C. Kaufman
Executive Vice-President, Finance and Administration, and Chief Financial Officer

Exhibit Index

99.1                           Press Release